Exhibit 10.1

INCREASE AGREEMENT REGARDING INCREMENTAL REVOLVER

COMMITMENTS AND SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS INCREASE AGREEMENT REGARDING INCREMENTAL REVOLVER COMMITMENTS AND SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of September 28, 2021, by and among WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as the arranger and administrative agent (the “Agent”) for the Lenders (as defined in the Credit Agreement referred to below), the Lenders party hereto, WABASH NATIONAL CORPORATION, a Delaware corporation (“Wabash”), certain Subsidiaries of Wabash designated on the signature pages hereto as borrowers (together with Wabash, such Subsidiaries are collectively referred as the “Borrowers”) and certain Subsidiaries of Wabash designated on the signature pages hereto as guarantors. Capitalized terms not otherwise defined herein have the definitions provided therefor in the Credit Agreement (as hereinafter defined).

WHEREAS, Borrowers, Agent, and Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of December 21, 2018 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”);

WHEREAS, Borrowers have requested, pursuant to Section 2.2 of the Credit Agreement, that certain Lenders party hereto (each an “Increasing Lender” and collectively, the “Increasing Lenders”) increase their Revolver Commitments under Section 2.2 of the Credit Agreement in an aggregate amount equal to $50,000,000 (the “Incremental Revolver Commitments”);

WHEREAS, the Increasing Lenders have agreed to make the Incremental Revolver Commitments on the terms and conditions set forth herein;

WHEREAS, Borrowers have also requested that Agent and Lenders make certain amendments to the Credit Agreement, and Agent and Lenders have agreed to the foregoing, subject to the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1. Increase. Subject to the satisfaction of the conditions to effectiveness set forth in Section 3 below, each Increasing Lender party hereto hereby agrees to increase its Revolver Commitment by the amount set forth beside such Lender’s name under the heading “Incremental Revolver Commitment” on Schedule C-1 hereto, such that after giving effect to such Incremental Revolver Commitments (the aggregate amount of which equals $50,000,000), the Revolver Commitment of each Lender shall be as set forth beside such Lender’s name under the heading “Total Commitment” on Schedule C-1 hereto. The Incremental Revolver Commitments and any amounts borrowed in respect of the Incremental Revolver Commitments (“Incremental Advances”) shall constitute Revolver Commitments and Advances under the Credit Agreement, respectively, and shall be entitled to all the benefits afforded by the Credit Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from any guarantees and the security interests created by the Loan Documents. Borrowers shall take any actions reasonably required by Agent to ensure and demonstrate that the Liens granted by the Loan Documents continue to be perfected under the Code or otherwise upon giving effect to the Incremental Revolver Commitments, the Incremental Advances and the Maximum Revolver Amount set forth herein. The interest margins for the Incremental Advances shall be the same as the interest margins for the Advances under the Credit Agreement. The outstanding unpaid principal balance and all accrued and unpaid interest on the Incremental Advances shall be due and payable on the earlier of (a) the Maturity Date (subject to extension in accordance with Section 2.18 of the Credit Agreement), and (b) the date of the acceleration of the Advances in accordance with the terms of the Credit Agreement. For the avoidance of doubt, the increase to the Revolver Commitments contemplated by this Section 1 shall constitute a Revolver Increase under Section 2.2 of the Credit Agreement.

2. Amendments. Subject to the satisfaction of the conditions to effectiveness set forth in Section 3 below, the Credit Agreement is hereby amended as follows:

(a) A new Section 1.8 is hereby added to the Credit Agreement in appropriate numerical order as follows:

1.8. Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Stock at such time.

(b) The second sentence of Section 5.11 of the Credit Agreement is hereby deleted in its entirety.

(c) Section 5.12 of the Credit Agreement is hereby amended to add the following new sentence immediately before the last sentence thereof:

Notwithstanding anything to the contrary contained herein (including Section 5.11 hereof and this Section 5.12) or in any other Loan Document, Agent shall not accept delivery of any joinder to any Loan Document with respect to any Subsidiary of any Loan Party that is not a Loan Party, if such Subsidiary that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation unless such Subsidiary has delivered a Beneficial Ownership Certification in relation to such Subsidiary and Agent has completed its Patriot Act searches, OFAC/PEP searches and customary individual background checks for such Subsidiary, the results of which shall be satisfactory to Agent in its Permitted Discretion.

(d) New Sections 17.17 and 17.18 are hereby added to the Credit Agreement in appropriate numerical order as follows:

17.17. Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedge Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States). In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

17.18. Erroneous Payments.

(a) Each Lender, each Issuing Lender, each Bank Product Provider and any other party hereto hereby severally agrees that if (i) Agent notifies (which such notice shall be conclusive absent demonstrable error) such Lender or Issuing Lender or Bank Product Provider (or the Lender which is an Affiliate of a Lender, Issuing Lender or Bank Product Provider) or other Person that has received funds from Agent or any of its Affiliates, either for its own account or on behalf of a Lender, Issuing Lender or Bank Product Provider (each such recipient, a “Payment Recipient”), that Agent has determined in its sole discretion that any funds received by such Payment Recipient from Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Payment Recipient) or (ii) any Payment Recipient receives any payment from Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, or (z) that such Payment Recipient otherwise becomes aware was transmitted or received in error or by mistake (in whole or in part) then, in each case, an error in payment shall be presumed to have been made (any such amounts specified in clauses (i) or (ii) of this Section 17.18(a), whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”), then, in each case, such Payment Recipient is deemed to have knowledge of such error at the time of its receipt of such Erroneous Payment; provided that nothing in this Section shall require Agent to provide any of the notices specified in clauses (i) or (ii) above. Each Payment Recipient agrees that it shall not assert any right or claim to any Erroneous Payment, and hereby waives any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by Agent for the return of any Erroneous Payments, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine.

(b) Without limiting the immediately preceding clause (a), each Payment Recipient agrees that, in the case of clause (a)(ii) above, it shall promptly notify Agent in writing of such occurrence.

(c) In the case of either clause (a)(i) or (a)(ii) above, such Erroneous Payment shall at all times remain the property of Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of Agent, and upon demand from Agent such Payment Recipient shall (or shall cause any Person who received any portion of an Erroneous Payment on its behalf to) promptly, but in all events no later than one Business Day thereafter, return to Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds and in the currency so received, together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to Agent at the greater of the Federal Funds Rate and a rate determined by Agent in accordance with banking industry rules on interbank compensation from time to time in effect.

(d) In the event that an Erroneous Payment (or portion thereof) is not recovered by Agent for any reason, after demand therefor by Agent in accordance with the immediately preceding clause (c), from any Lender that is a Payment Recipient or an Affiliate of a Payment Recipient (such unrecovered amount as to such Lender, an “Erroneous Payment Return Deficiency”), then at the sole discretion of Agent and upon Agent’s written notice to such Lender, such Lender shall be deemed to have made a cashless assignment of the full face amount of the portion of its Advances (but not its Commitments) with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Loans”) to Agent or, at the option of Agent, Agent’s applicable lending affiliate (such assignee, the “Agent Assignee”) in an amount that is equal to the Erroneous Payment Return Deficiency (or such lesser amount as Agent may specify) (such assignment of the Advances (but not Commitments) of the Erroneous Payment Impacted Loans, the “Erroneous Payment Deficiency Assignment”) plus any accrued and unpaid interest on such assigned amount, without further consent or approval of any party hereto and without any payment by Agent Assignee as the assignee of such Erroneous Payment Deficiency Assignment. Without limitation of its rights hereunder, following the effectiveness of the Erroneous Payment Deficiency Assignment, Agent may make a cashless reassignment to the applicable assigning Lender of any Erroneous Payment Deficiency Assignment at any time by written notice to the applicable assigning Lender and upon such reassignment all of the Advances assigned pursuant to such Erroneous Payment Deficiency Assignment shall be reassigned to such Lender without any requirement for payment or other consideration. The parties hereto acknowledge and agree that (1) any assignment contemplated in this clause (d) shall be made without any requirement for any payment or other consideration paid by the applicable assignee or received by the assignor, (2) the provisions of this clause (d) shall govern in the event of any conflict with the terms and conditions of Section 13 and (3) Agent may reflect such assignments in the Register without further consent or action by any other Person.

(e) Each party hereto hereby agrees that (x) in the event an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, Agent (1) shall be subrogated to all the rights of such Payment Recipient with respect to such amount and (2) is authorized to set off, net and apply any and all amounts at any time owing to such Payment Recipient under any Loan Document, or otherwise payable or distributable by Agent to such Payment Recipient from any source, against any amount due to Agent under this Section 17.18 or under the indemnification provisions of this Agreement, (y) the receipt of an Erroneous Payment by a Payment Recipient shall not for the purpose of this Agreement be treated as a payment, prepayment, repayment, discharge or other satisfaction of any Obligations owed by the Borrowers or any other Loan Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by Agent from the Borrowers or any other Loan Party for the purpose of making a payment on the Obligations and (z) to the extent that an Erroneous Payment was in any way or at any time credited as payment or satisfaction of any of the Obligations, the Obligations or any part thereof that were so credited, and all rights of the Payment Recipient, as the case may be, shall be reinstated and continue in full force and effect as if such payment or satisfaction had never occurred.

(f) Each party’s obligations under this Section 17.18 shall survive the resignation or replacement of Agent or any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document.

(g) The provisions of this Section 17.18 to the contrary notwithstanding, (i) nothing in this Section 17.18 will constitute a waiver or release of any claim of any party hereunder arising from any Payment Recipient’s receipt of an Erroneous Payment, (ii) there will only be deemed to be a recovery of the Erroneous Payment to the extent that Agent has received payment thereof from the Payment Recipient in immediately available funds, whether directly from the Payment Recipient, as a result of the exercise by Agent of its rights of subrogation or setoff as set forth above in clause (e) or as a result of the receipt by Agent Assignee of a payment of the outstanding principal balance of the Advances assigned to Agent Assignee pursuant to an Erroneous Payment Deficiency Assignment, but excluding any other amounts in respect thereof (it being agreed that any payments of interest, fees, expenses or other amounts (other than principal) received by Agent Assignee in respect of the Advances assigned to Agent Assignee pursuant to an Erroneous Payment Deficiency Assignment shall be the sole property of Agent Assignee and shall not constitute a recovery of the Erroneous Payment), and (iii) no Borrower shall be deemed to be a Payment Recipient under this Section 17.18 in respect of the proceeds of any Advance funded in accordance with Section 2.3 of this Agreement.

(e) The definition of Maximum Revolver Amount set forth on Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety as follows:

“Maximum Revolver Amount” means, as of the Second Amendment Effective Date, $225,000,000, decreased thereafter by the amount of reductions in the Revolver Commitments made in accordance with Section 2.4(c) or Section 3.5 of the Agreement, and increased thereafter by the amount of any Revolver Increases made in accordance with Section 2.2 of the Agreement.

(f) Schedule 1.1 to the Credit Agreement is hereby amended to add the following definitions in appropriate alphabetical order:

“Agent Assignee” has the meaning specified therefor in Section 17.18 of this Agreement.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“BHC Act Affiliate” of a Person means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. § 1841(k)) of such Person.

“Covered Entity” means any of the following:

(a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Covered Party” has the meaning specified therefor in Section 17.17 of this Agreement.

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“Erroneous Payment” has the meaning specified therefor in Section 17.18 of this Agreement.

“Erroneous Payment Deficiency Assignment” has the meaning specified therefor in Section 17.18 of this Agreement.

“Erroneous Payment Impacted Loans” has the meaning specified therefor in Section 17.18 of this Agreement.

“Erroneous Payment Return Deficiency” has the meaning specified therefor in Section 17.18 of this Agreement.

“Payment Recipient” has the meaning specified therefor in Section 17.18 of this Agreement.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. § 5390(c)(8)(D).

“QFC Credit Support” has the meaning specified therefor in Section 17.17 of this Agreement.

“Second Amendment Effective Date” means the “Effective Date” under and as defined in the Second Amendment.

“Supported QFC” has the meaning specified therefor in Section 17.17 of this Agreement.

“U.S. Special Resolution Regimes” has the meaning specified therefor in Section 17.17 of this Agreement.

(g) Schedule C-1 to the Credit Agreement is hereby amended and restated in its entirety as set forth on Schedule C-1 hereto.

3. Conditions to Effectiveness. This Amendment shall become effective on the first date (the “Effective Date”), when, and only when, each of the following conditions have been satisfied (or waived) in accordance with the terms therein:

(a) Agent shall have received a copy of this Amendment executed and delivered by Agent, the Lenders and the Loan Parties, together with each of the additional documents, instruments and agreements listed on the closing checklist attached hereto as Exhibit A (other than the documents, instruments and agreements listed under the heading “Post-Closing Items” on such checklist);

(b) Borrowers shall have paid (i) the increase fee referred to in Section 7 below, and (ii) all other Lender Group Expenses incurred in connection with the transactions evidenced by this Amendment to the extent invoiced on or prior to the date hereof; and

(c) the representations and warranties in Section 4 of this Amendment shall be true and correct in all respects as of the Effective Date.

Agent shall promptly notify the Administrative Borrower and Lenders of the satisfaction of the conditions to the occurrence of the Effective Date, which notice shall be conclusive and binding.

4. Representations and Warranties. In order to induce Agent and Lenders to enter into this Amendment, each Loan Party hereby makes each of the following representations and warranties to the Lenders, each of which shall be true, correct, and complete, in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), as of the date hereof, and shall be true, correct and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) at and as of the date of the Effective Date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of such earlier date):

(a) such Loan Party has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment;

(b) such Loan Party has duly executed and delivered this Amendment and this Amendment constitutes the legal, valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium, or similar laws affecting creditors’ rights generally and subject to general principles of equity;

(c) neither the execution, delivery or performance by such Loan Party of this Amendment nor compliance with the terms and provisions hereof nor the consummation of the transactions contemplated hereby will (a) contravene any material provision of any applicable law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality binding on any Loan Party, (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Loan Party (other than Permitted Liens) pursuant to the terms of any Material Contract of any Loan Party or its Subsidiaries other than any such breach, default or Lien that could not reasonably be expected to result in a Material Adverse Change or (c) violate any material provision of the certificate of incorporation, by-laws or other Governing Document of such Loan Party or any of its Subsidiaries;

(d) both immediately before and upon giving effect to the Effective Date and the transactions contemplated hereby, all representations and warranties made by each Loan Party contained in the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Change” shall be true and correct in all respects) with the same effect as though such representations and warranties had been made on and as of the Effective Date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Change” shall be true and correct in all respects) as of such earlier date); and

(e) no Default or Event of Default shall exist on the Effective Date before or upon giving effect to the effectiveness hereof and the consummation of the transactions contemplated hereby.

5. Reaffirmation of the Loan Parties. Each Loan Party hereby consents to the amendment of the Credit Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Amendment, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Credit Agreement, this Amendment or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Amendment. For greater certainty and without limiting the foregoing, each Loan Party hereby confirms that the existing security interests granted by such Loan Party in favor of the Lenders pursuant to the Loan Documents in the Collateral described therein shall continue to secure the obligations of the Loan Parties under the Credit Agreement and the other Loan Documents as and to the extent provided in the Loan Documents.

6. Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except in accordance with Section 14.1 of the Credit Agreement.

7. Increase Fee. In consideration for the agreements set forth herein, Borrowers shall pay to Agent, for the ratable benefit of each Increasing Lender (based on each such Lender’s pro rata share of the Incremental Revolver Commitments), the increase fee set forth in the supplemental fee letter dated as of the date hereof among Borrowers and Agent, which fee will be deemed to be fully earned, nonrefundable, due and payable on the Effective Date.

8. Post-Closing Covenants. Borrowers have notified Agent that Wabash intends to incur unsecured notes in an aggregate principal amount not to exceed $400,000,000 on or before October 31, 2021 (the “New Note Issuance”; and such unsecured notes, the “2028 Notes”), the proceeds of which will be used in connection with such issuance to, among other things, refinance and replace in full the 2025 Notes and refinance and replace in full or in part the Term Loan Indebtedness, and Borrowers have further advised Agent that the 2028 Notes will constitute Permitted Indebtedness under the Credit Agreement, consisting of Refinancing Indebtedness in respect of the 2025 Notes and/or Incremental Equivalent Indebtedness, as applicable. In furtherance of the foregoing:

(a) prior to the occurrence of the New Note Issuance and in any event at least two (2) Business Days prior to the occurrence thereof, Borrowers shall deliver to Agent a certificate, in form and substance reasonably satisfactory to Agent, certifying as to compliance with each of the requirements of Refinancing Indebtedness and/or Incremental Equivalent Indebtedness, as applicable, under the Credit Agreement in respect of the New Note Issuance; and

(b) promptly after the occurrence of the New Note Issuance and in any event no later than five (5) Business Days after the occurrence thereof, Borrowers shall use commercially reasonable efforts to provide Agent with copies of items 9 through 11 on the closing checklist attached hereto as Exhibit A, in form and substance reasonably satisfactory to Agent.

Failure by Borrowers to satisfy any of the foregoing covenants shall constitute an immediate Event of Default under the Credit Agreement.

9. Release of Claims. In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Loan Party, on behalf of itself and each of its respective successors, assigns, and other legal representatives (the “Releasing Parties”), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and the Lenders and each of their successors and assigns, and each of their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent and the Lenders and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every kind and nature, known or unknown, suspected or unsuspected, at law or in equity, which any Loan Party or any of its respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time prior to the date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with this Amendment, the Credit Agreement, or any of the other Loan Documents or transactions hereunder or thereunder. The Releasing Parties hereby represent to the Releasees that they have not assigned or transferred any interest in any Claim against any Releasee prior to the date hereof.

10. Miscellaneous.

(a) Expenses. Each Borrower agrees to pay promptly after receipt of written demand therefor from Agent all reasonable costs and expenses of Agent (including reasonable and documented attorneys’ fees) incurred in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of this Amendment and the Credit Agreement as amended hereby.

(b) Choice of Law and Venue; Jury Trial Waiver; Reference Provision. Without limiting the applicability of any other provision of the Credit Agreement or any other Loan Document, the terms and provisions set forth in Section 12 of the Credit Agreement are expressly incorporated herein by reference.

(c) Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Execution of any such counterpart may be by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Agent reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this Amendment. Any party delivering an executed counterpart of this Amendment by faxed, scanned or photocopied manual signature shall also deliver an original manually executed counterpart, but the failure to deliver an original manually executed counterpart shall not affect the validity, enforceability and binding effect of this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

BORROWERS: WABASH NATIONAL CORPORATION, a Delaware corporation By: /s/ Michael N. Pettit Name: Michael N. Pettit Title: Senior Vice President and Chief Financial Officer

WABASH NATIONAL, L.P., a Delaware limited partnership By: Wabash National Trailer Centers, Inc., Its General Partner By: /s/ Michael N. Pettit Name: Michael N. Pettit Title: Treasurer

WABASH WOOD PRODUCTS, INC. (f/k/a WNC Cloud Merger Sub, Inc.), an Arkansas corporation By: /s/ Michael N. Pettit Name: Michael N. Pettit Title: Vice President and Treasurer

TRANSCRAFT CORPORATION, a Delaware corporation By: /s/ Michael N. Pettit Name: Michael N. Pettit Title: Vice President and Treasurer

WABASH NATIONAL TRAILER CENTERS, INC., a Delaware corporation

By: /s/ Michael N. Pettit
Name: Michael N. Pettit
Title: Treasurer

WALKER GROUP HOLDINGS LLC, a Texas limited liability company
By:	Wabash National, L.P.,
Its Sole Member

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By: /s/ Michael N. Pettit
Name: Michael N. Pettit
Title: Treasurer

BULK SOLUTIONS LLC, a Texas limited liability company

By:	Walker Group Holdings LLC,
Its Sole Member

By:	Wabash National, L.P.,
Its Sole Member

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By: /s/ Michael N. Pettit
Name: Michael N. Pettit
Title: Treasurer

WALKER STAINLESS EQUIPMENT COMPANY LLC, a Delaware limited liability company

By:	Walker Group Holdings LLC,
Its Sole Member

By:	Wabash National, L.P.,
Its Sole Member

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By: /s/ Michael N. Pettit
Name: Michael N. Pettit
Title: Treasurer

BRENNER TANK LLC, a Wisconsin limited liability company

By:	Walker Group Holdings LLC,
Its Sole Member

By:	Wabash National, L.P.,
Its Sole Member

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By: /s/ Michael N. Pettit
Name: Michael N. Pettit
Title: Treasurer

BRENNER TANK SERVICES LLC, a Wisconsin limited liability company

By:	Brenner Tank LLC,
Its Sole Member

	By:	Walker Group Holdings LLC,
Its Sole Member

	By:	Wabash National, L.P.,
Its Sole Member

By: Wabash National Trailer Centers, Inc.,
Its General Partner

By: /s/ Michael N. Pettit
Name: Michael N. Pettit
Title: Treasurer

SUPREME UPFIT SOLUTION & SERVICE, INC., f/k/a Supreme Armored, Inc., a Texas corporation By: /s/ Michael N. Pettit Name: Michael N. Pettit Title: Vice President and Treasurer

SUPREME INDUSTRIES, INC., a Delaware corporation

By: /s/ Michael N. Pettit
Name: Michael N. Pettit
Title: Vice President and Treasurer

SUPREME CORPORATION, a Texas corporation

By: /s/ Michael N. Pettit
Name: Michael N. Pettit
Title: Vice President and Assistant Treasurer

SUPREME INDIANA OPERATIONS, INC., a Delaware corporation

By: /s/ Michael N. Pettit
Name: Michael N. Pettit
Title: Vice President and Assistant Treasurer

SUPREME CORPORATION OF GEORGIA, a Texas corporation

By: /s/ Michael N. Pettit
Name: Michael N. Pettit
Title: Vice President and Assistant Treasurer

SUPREME CORPORATION OF TEXAS, a Texas corporation

By: /s/ Michael N. Pettit
Name: Michael N. Pettit
Title: Vice President and Assistant Treasurer

SUPREME TRUCK BODIES OF CALIFORNIA, INC., a California corporation

By: /s/ Michael N. Pettit
Name: Michael N. Pettit
Title: Vice President and Assistant Treasurer

SUPREME MID-ATLANTIC CORPORATION , a Texas corporation

By: /s/ Michael N. Pettit
Name: Michael N. Pettit
Title: Vice President and Assistant Treasurer

SC TOWER STRUCTURAL LAMINATING, INC., a Texas corporation

By: /s/ Michael N. Pettit
Name: Michael N. Pettit
Title: Vice President and Assistant Treasurer

GUARANTORS:

CLOUD OAK FLOORING COMPANY, INC.

By: /s/ Michael N. Pettit
Name: Michael N. Pettit
Title: Vice President and Treasurer

NATIONAL TRAILER FUNDING, L.L.C.

By:	Wabash National Trailer Centers, Inc.,
Its Sole Member

By: /s/ Michael N. Pettit
Name: Michael N. Pettit
Title: Treasurer

WABASH NATIONAL MANUFACTURING, L.P. (f/k/a Wabash National Lease Receivables, LP)

By:	Wabash National Corporation,
Its General Partner

By: /s/ Michael N. Pettit
Name: Michael N. Pettit
Title: Senior Vice President and Chief Financial Officer

CONTINENTAL TRANSIT CORPORATION

By: /s/ Michael N. Pettit
Name: Michael N. Pettit
Title: Treasurer

WABASH NATIONAL SERVICES, L.P.

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By: /s/ Michael N. Pettit
Name: Michael N. Pettit
Title: Treasurer

FTSI DISTRIBUTION COMPANY, L.P.

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By: /s/ Michael N. Pettit
Name: Michael N. Pettit
Title: Treasurer

AGENT:

WELLS FARGO CAPITAL FINANCE, LLC

By: /s/ Andrew Dilley
Name: Andrew Dilley
Title: Authorized Signatory

LENDERS:

WELLS FARGO CAPITAL FINANCE, LLC

By: /s/ Andrew Dilley
Name: Andrew Dilley
Title: Authorized Signatory

CITIZENS BANK, N.A., as a Lender

By: /s/ Terrence Broderick
Name: Terrence Broderick
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Andrew Salmon
Name: Andrew Salmon
Title: Vice President

SCHEDULE C-1

Schedule C-1 to the Credit Agreement

Commitments

as of the Second Amendment Effective Date

Lender	Revolver Commitment (prior to giving effect to any Incremental Revolver Commitment on the Second Amendment Effective Date)	Incremental Revolver Commitment	Total Commitment
Wells Fargo Capital Finance, LLC	$75,000,000	$21,428,571.43	$96,428,571.43
Citizens Business Capital, a division of Citizens Asset Finance, Inc.	$55,000,000	$15,714,285.71	$70,714,285.71
PNC Bank, National Association	$45,000,000	$12,857,142.86	$57,857,142.86

All Lenders	$175,000,000	$50,000,000	$225,000,000

EXHIBIT A

Closing Checklist

[Attached]

EXHIBIT A

Lenders

Wells Fargo Capital Finance, LLC

Citizens Business Capital

PNC Bank, National Association

EXHIBIT B

Domestic Subsidiary Borrowers

DOMESTIC SUBSIDIARY BORROWER NAME	STATE OF INCORPORATION
Wabash National Trailer Centers, Inc. (“WNTC”)	Delaware

Wabash National, L.P. (“WNLP”)	Delaware

Wabash Wood Products, Inc. (“Wood”)	Arkansas

Transcraft Corporation (“Transcraft”)	Delaware

Walker Group Holdings LLC (“Walker Holdings”)	Texas

Bulk Solutions LLC (“Bulk Solutions”)	Texas

Walker Stainless Equipment Company LLC (“Walker Stainless”)	Delaware

Brenner Tank LLC (“Brenner Tank”)	Wisconsin

Brenner Tank Services LLC (“Brenner Services”)	Wisconsin

Supreme Industries, Inc. (“Supreme”)	Delaware

Supreme Corporation (“SC”)	Texas

Supreme Indiana Operations, Inc. (“Supreme Indiana”)	Delaware

Supreme Corporation of Georgia (“Supreme Georgia”)	Texas

Supreme Corporation of Texas (“Supreme Texas”)	Texas

Supreme Truck Bodies of California, Inc. (“Supreme Truck”)	California

Supreme Mid-Atlantic Corporation (“Mid-Atlantic”)	Texas

SC Tower Structural Laminating, Inc. (“SC Tower”)	Texas

Supreme Upfit Solution & Service, Inc. (“Supreme Upfit”)	Texas

EXHIBIT C

Domestic Subsidiary Guarantors

DOMESTIC SUBSIDIARY GUARANTOR NAME	STATE OF INCORPORATION
Cloud Oak Flooring Company, Inc. (“Cloud”)	Arkansas

National Trailer Funding, L.L.C. (“Funding”)	Delaware

Wabash National Manufacturing, L.P. (“WNM”)	Delaware

Continental Transit Corporation (“CTC”)	Indiana

Wabash National Services, L.P. (“Services”)	Delaware

FTSI Distribution Company, L.P. (“FTSI”)	Delaware